Exhibit 99.1

Everbridge Expands Leadership Team with New Executive Appointments

Robert Hughes, Formerly President of Worldwide Operations for Akamai Technologies, Joins

as President

BURLINGTON, Mass., August 1, 2017 – Everbridge, Inc. (NASDAQ: EVBG), a global software company that provides critical event management and enterprise safety applications to help keep people safe and businesses running, today announced the expansion of its senior management team. Proven executives Robert Hughes, who most recently served as President, Worldwide Operations for Akamai Technologies, joins the company in the newly created position of President, and Javier Colado becomes Everbridge’s first Senior Vice President, International Sales.

Everbridge Appoints President

Robert Hughes is a seasoned enterprise technology executive and visionary, having worked at Akamai, PictureTel and Boston Scientific. At Akamai, he spent 17 years scaling and expanding the company’s global operations and services from pre-IPO to over $2 billion in annual revenues. Hughes served on the company’s executive leadership team for more than a decade. As President he oversaw day-to-day global operations and all aspects of the customer experience with responsibilities including global sales, services, marketing, support and go-to-market strategy. Prior to this role, he served in numerous cross-functional leadership positions at Akamai focused on global expansion, driving increased revenues and regional market share, channels, product management and human resources transformation. At Everbridge, Hughes will be responsible for the company’s global go-to-market operations, including sales, marketing, professional services and customer success efforts. He will report to the Chief Executive Officer, Jaime Ellertson, and will join the company’s senior management team and is expected to join the Board of Directors, where he will participate in the development of the company’s strategic direction as well as focus on scaling business operations and growth in pursuit of Everbridge’s continued global leadership in Critical Event Management.

“Bob is a proven strategic executive with an amazing track record of scaling operations from a few million dollars to more than a billion dollars in revenue, while simultaneously delivering a superior customer experience,” said Jaime Ellertson, CEO of Everbridge. “I am very excited to have Bob join our team and share his leadership experience as we drive our business through the next major growth phase.”

Everbridge Adds SVP International Sales

Everbridge announced the further expansion of its executive team with the appointment of Javier Colado as Senior Vice President, International Sales. Colado will lead international sales and operations and serve as a member of the senior management team reporting to Hughes. Over the course of his career, Colado has led international growth in EMEA and Asia Pacific at organizations such as Intralinks, SAP, Novell and McAfee. Most recently, he served as President of EMEA Operations at Intralinks. Previous roles include leadership positions such as Head of Global Sales at Novell, where he had direct responsibility for over $1 billion in annual revenues. Colado will be based out of the company’s EMEA headquarters in London.

“Javier is a very experienced international enterprise sales executive who will bring extensive scaling expertise to Everbridge as we continue to grow our international operations,” said Ellertson. “The combination of Bob and Javier will significantly deepen the skills and experience of our executive team and help us prepare for the continued expansion of our business.”

About Everbridge

Everbridge, Inc. (NASDAQ: EVBG) is a global software company that provides enterprise software applications that automate and accelerate an organization’s operational response to critical events in order to keep people safe and businesses running. During public safety threats such as active shooter situations, terrorist attacks or severe weather conditions, as well as critical business events such as IT outages or cyber-attack incidents, over 3,400 global customers rely on the company’s SaaS-based platform to quickly and reliably aggregate and assess threat data, locate people at risk and responders able to assist, automate the execution of pre-defined communications processes, and track progress on executing response plans. The company’s platform sent over 1.5 billion messages in 2016, and offers the ability to reach over 200 countries and territories with secure delivery to more than 100 different communication devices. The company’s critical event management and enterprise safety applications include Mass Notification, Incident Management, IT Alerting, Safety Connection™, Community Engagement®, Visual Command Center®, Crisis Commander® and CareConverge™, and are easy-to-use and deploy, secure, highly scalable and reliable. Everbridge serves 8 of the 10 largest U.S. cities, 8 of the 10 largest U.S.-based investment banks, all four of the largest global accounting firms, all 25 of the 25 busiest North American airports and 6 of the 10 largest global automakers. Everbridge is based in Boston and Los Angeles with additional offices in San Francisco, Lansing, Beijing, London and Stockholm. For more information, visit www.everbridge.com, read the company blog, and follow on Twitter and Facebook.

Cautionary Language Concerning Forward-Looking Statements:

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding the anticipated opportunity and trends for growth in our critical communications and enterprise safety applications and our overall business, our market opportunity, our expectations regarding sales of our products, and our goal to maintain market leadership and extend the markets in which we compete for customers. These forward-looking statements are made as of the date of this press release and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: our ability to attract, integrate and retain qualified personnel; the ability of our products and services to perform as intended and meet our customers’ expectations; our ability to attract new customers and retain and increase sales to existing customers; our ability to increase sales of our Mass Notification application and/or ability to increase sales of our other applications; developments in the market for targeted and contextually relevant critical communications or the associated regulatory environment; our estimates of market opportunity and forecasts of market growth may prove to be inaccurate; we have not been profitable on a consistent basis historically and may not achieve or maintain profitability in the future; the lengthy and unpredictable sales cycles for new customers; nature of our business exposes us to inherent liability risks; our ability to successfully integrate businesses and assets that we may acquire; our ability to maintain successful relationships with our channel partners and technology partners; our ability to manage our growth effectively; our ability to respond to competitive pressures; potential liability related to privacy and security of personally identifiable information; our ability to protect our intellectual property rights, and the other risks detailed in our risk factors discussed in filings with the U.S. Securities and Exchange Commission (“SEC”), including but not limited to our Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC on March 23, 2017. The forward-looking statements included in this press release represent our views as of the date of this press release. We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.

All Everbridge products are trademarks of Everbridge, Inc. in the USA and other countries. All other product or company names mentioned are the property of their respective owners.

Media Contacts:

Jeff Benanto

Everbridge

jeff.benanto@everbridge.com

781-373-9879

Jeff Drew

fama PR for Everbridge

everbridge@famapr.com

617-986-5004